AMENDMENT NO. 1 TO APPENDIX 2
                                         (DISTRIBUTOR'S CONTRACT)

Trust                                        Series

Colonial Trust I
                  Colonial High Yield Securities Fund
                  Colonial Income Fund
                  Colonial Strategic Income Fund
                  Colonial Tax-Managed Growth Fund
Colonial Trust II
                  Colonial Government Money Market Fund
                  Colonial U.S. Government Fund
                  Colonial Short Duration U.S. Government Fund
                  Colonial Newport Tiger Cub Fund
                  Colonial Newport Japan Fund
                  Colonial Newport Greater China Fund
Colonial Trust III
                  Colonial Select Value Fund
                  The Colonial Fund
                  Colonial Federal Securities Fund
                  Colonial Global Equity Fund
                  Colonial International Horizons Fund
                  Colonial International Fund for Growth
                  Colonial Strategic Balanced Fund
                  Colonial Global Utilities Fund
Colonial Trust IV
                  Colonial High Yield Municipal Fund
                  Colonial Intermediate Tax-Exempt Fund
                  Colonial Tax-Exempt Fund
                  Colonial Tax-Exempt Insured Fund
                  Colonial Municipal Money Market Fund
                  Colonial Utilities Fund
Colonial Trust V
                  Colonial Massachusetts Tax-Exempt Fund
                  Colonial Connecticut Tax-Exempt Fund
                  Colonial California Tax-Exempt Fund
                  Colonial Michigan Tax-Exempt Fund
                  Colonial Minnesota Tax-Exempt Fund
                  Colonial New York Tax-Exempt Fund
                  Colonial North Carolina Tax-Exempt Fund
                  Colonial Ohio Tax-Exempt Fund
                  Colonial Florida Tax-Exempt Fund
Colonial Trust VI
                  Colonial U.S. Fund for Growth
                  Colonial Small Stock Fund
                  Colonial Aggressive Growth Fund
                  Colonial Equity Income Fund
                  Colonial International Equity Fund
Colonial Trust VII
                  Colonial Newport Tiger Fund

By:
       Arthur O. Stern, Secretary For Each Trust


By:
       Marilyn Karagiannis, Senior Vice President
       Colonial Investment Services, Inc.

Dated:  February 28, 1997              S:\FUNDS\edgar\trustii\DISTCON2.DOC

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* Except as indicated in Appendix 1.